Securian Funds Trust

(the “Trust”)

SFT Balanced Stabilization Fund

SFT Equity Stabilization Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated September 7, 2022, to the Prospectus of the Trust, dated August 1, 2022, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated August 1, 2022, as supplemented to date (the “SAI”).

Effective September 2, 2022 (the “Effective Date”), Craig M. Stapleton is removed as a portfolio manager for the SFT Balanced Stabilization Fund and the SFT Equity Stabilization Fund. On the Effective Date, all references to Mr. Stapleton as a portfolio manager of the Funds are removed from the Prospectus and SAI.

Please retain this supplement for future reference.

F101855 09-2022